UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Liminatus Pharma, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42626	93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2251 Stern Goodman Street, Suite E Fullerton, CA	92833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2026, Liminatus Pharma, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of 32,446,373 shares of common stock, or approximately 48.31% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 13, 2026. The following is a brief description of each matter voted upon and the final voting results for each matter.

1. Election of Directors

Stockholders elected the Company’s two nominees for the Class I directors of the Board, each to serve for a term of three years or until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Broker Non-Votes
Nicholas Fernandez	23,386,602	228,771	8,831,000
Dr. Ji Yeon Baek	23,385,188	230,185	8,831,000

2. Ratification of Auditors

Stockholders approved and ratified the appointment of Withum Smith+Brown PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
31,489,701	893,511	63,161	0

3. Reverse Stock Split and Charter Amendment

Stockholders approved a proposal to authorize the Company’s Board of Directors, at its discretion, to approve (i) the reverse stock split of the common stock at a ratio of up to 1-for-50 shares, with such ratio to be determined by the Board of Directors, for the primary purpose of meeting the minimum bid price and other quantitative requirements for the Company’s listing on the Nasdaq Stock Market and (ii) the amendment of the Company’s certificate of incorporation to reflect the reverse stock split. The voting results were as follows:

For	Against	Abstain/Withheld	Broker Non-Votes
30,123,230	2,305,303	17,840	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2026	LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer